American Airlines, Inc.
6-1162-CLO-1032  Page 4

6-1162-CLO-1032

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Reference:	(a)	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)
(b)	Purchase Agreement No. 1979 between The Boeing Company and American Airlines, Inc. relating to Model 767-323ER aircraft
( c)	Purchase Agreement No. 1980 between The Boeing Company and American Airlines, Inc relating to Model 777-223IGW aircraft
(d)	Security Agreement dated October 16, 2002 between The Boeing Company and American Airlines, Inc.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Introduction.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Availability of [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

4.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

4.1.1             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].:

4.2.1             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2.2             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           Purchase Obligations.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.           [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.           Security Agreement and Other Subsequent Agreement Amendments.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.           Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1032  Page 4

9.           Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

Attachments:

1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 1 – 767 MAPD and QADP upon execution of this Letter Agreement

Attachment B to Letter Agreement 6-1162-AKP-100R1 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1979                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 1 – 767 MAPD and QADP upon execution of this Letter Agreement

Attachment C to Letter Agreement 6-1162-AKP-100R1 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1979                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 2 – 777 MAPD and QADP upon execution of this Letter Agreement

Attachment B to Letter Agreement 6-1162-AKP-110R1 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 2 – 777 MAPD and QADP upon execution of this Letter Agreement

Attachment C to Letter Agreement 6-1162-AKP-110R1 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 3 – 767 MAPD and QADP if no 787s are reconfirmed

Attachment B to Letter Agreement 6-1162-AKP-100R1 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1979                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 3 – 767 MAPD and QADP if no 787s are reconfirmed

Attachment C to Letter Agreement 6-1162-AKP-100R1 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1979                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 4 – 777 MAPD and QADP if no 787s are reconfirmed

Attachment B to Letter Agreement 6-1162-AKP-110R1 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment 4 – 777 MAPD and QADP if no 787s are reconfirmed

Attachment C to Letter Agreement 6-1162-AKP-110R1 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                                                                                   SA No. X Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-100R1 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1979                                                                                                    SA No. 6 Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment C to Letter Agreement 6-1162-AKP-100R1 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1979                                                                                                    SA No. 6 Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-110R1 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                                                                                   SA No. 17 Page 1 of 1

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY

Attachment C to Letter Agreement 6-1162-AKP-110R1 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                  SA No. 17

P.A. No. 3219
Reconfirmation Rights                                                      Rev.: 04/03/08
BOEING PROPRIETARY